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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT
                             ----------------------
              We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                        GIDWITZ FAMILY PARTNERSHIP



                                        By:   /s/ Gerald S. Gidwitz
                                              ----------------------------
                                              Name: Gerald S. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ Ronald J. Gidwitz
                                              ----------------------------
                                              Name: Ronald J. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ James G. Gidwitz
                                              ----------------------------
                                              Name: James G. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ Ralph W. Gidwitz
                                              ----------------------------
                                              Name: Ralph W. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ Dr. Betsy R. Gidwitz
                                              ----------------------------
                                              Name: Dr. Betsy R. Gidwitz
                                              Title: Managing General Partner



                                        HCI PARTNERSHIP



                                        By:   /s/ Gerald S. Gidwitz
                                              ----------------------------
                                              Name: Gerald S. Gidwitz
                                              Title: Managing General Partner






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                                        By:   /s/ Ronald J. Gidwitz
                                              ----------------------------
                                              Name: Ronald J. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ James G. Gidwitz
                                              ----------------------------
                                              Name: James G. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ Ralph W. Gidwitz
                                              ----------------------------
                                              Name: Ralph W. Gidwitz
                                              Title: Managing General Partner



                                        By:   /s/ Dr. Betsy R. Gidwitz
                                              ----------------------------
                                              Name: Dr. Betsy R. Gidwitz
                                              Title: Managing General Partner



                                        /s/ Ronald J. Gidwitz
                                        ----------------------------
                                        Ronald J. Gidwitz



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